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                                                                   EXHIBIT 10.01

                                AMENDMENT NO. 1
                                       TO
                 AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW
                                  INSTRUCTIONS



This AMENDMENT NO. 1 TO AGREEMENT FOR EXCHANGE AND PURCHASE AND ESCROW INSTRUCTIONS ("Amendment No. 1") is made as of November 4, 1998 by and between SYMANTEC CORPORATION, a Delaware corporation ("Symantec") and TST DEVELOPMENT, L.L.C., a Delaware limited liability company ("TST") with reference to the following:

A. Symantec and TST are parties to that certain Agreement for Exchange and Purchase and Escrow Instructions dated as of September 22, 1998 (the "Agreement").

B. The parties now desire to amend the Agreement to extend the end of the Feasibility Period.

C. All capitalized terms used in this Amendment No. 1 shall have the same meaning as defined in the Agreement unless separately defined herein.

                                   AGREEMENT

1. Notwithstanding anything to the contrary in the Agreement the end of the Feasibility Period is hereby extended to 5:00 p.m. PST on November 20, 1998.

2. This Amendment may be executed in one or more counterparts pursuant to the Agreement.

3. Except as herein amended, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of November 4, 1998.



"Symantec"                             "TST"
SYMANTEC CORPORATION, A                TST DEVELOPMENT, L.L.C., a
Delaware corporation                   Delaware limited liability company


By: /s/ DEREK WHITE                    By:  /s/ ANDREW J. NATHEN
   -------------------------------         ---------------------------------
NAME:   Derek White                    NAME:    Andrew J. Nathen

Its:                                   Its:     Vice President
   -------------------------------          --------------------------------